IDENTIFIABLE INTANGIBLE ASSET	9 Months Ended
Sep. 30, 2017
Identifiable Intangible Asset [Abstract]
Identifiable Intangible Asset [Text Block]
NOTE 6 - Identifiable intangible assets:

Identifiable intangible assets consisted of the following:
	Original amount net of impairment		Accumulated amortization		Amortized balance

	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2017	2016	2017	2016	2017	2016

	(U.S. $ in millions)
Product rights	$21,839	$18,180	$7,465	$6,460	$14,374	$11,720
Trade names	614	625	46	41	568	584
Research and development in process	5,936	9,183	-	-	5,936	9,183

Total	$28,389	$27,988	$7,511	$6,501	$20,878	$21,487

Product rights and trade names are assets presented at amortized cost. These assets represent a portfolio of pharmaceutical products from various categories with a weighted average amortization life of approximately 11 years. Amortization of intangible assets amounted to $1.1 billion and $993 million in the nine months ended September 30, 2017 and the year ended December 31, 2016, respectively, and are recorded in earnings, as relevant, under cost of sales and selling and marketing expenses, depending on the nature of the asset.

Whenever impairment indicators are identified for definite life intangible assets, Teva reconsiders the asset’s estimated life, calculates the undiscounted value of the asset’s or asset group’s cash flows by applying an appropriate discount rate that reflects the risk factors associated with the cash flow streams and compares such value against the asset’s or asset group’s carrying amount. If the carrying amount is greater, Teva records an impairment loss for the excess of book value over fair value based on the discounted cash flows.

The more significant estimates and assumptions inherent in the estimate of the fair value of identifiable intangible assets include all assumptions associated with forecasting product profitability, including sales and cost to sell projections, research and development expenditure for ongoing support of product rights or continued development of IPR&D, estimated useful lives and IPR&D expected launch dates. Additionally, for IPR&D assets the risk of failure has been factored into the fair value measure.

Impairment of identifiable intangible assets amounted to $409 million and $589 million in the nine months ended September 30, 2017 and the year ended December 31, 2016, respectively, and are recorded in earnings under impairments, restructuring and others. See note 14.

Additional reductions to research and development intangibles relates to reclassification to product rights following regulatory approvals of generic products and impairments of assets due to development status, changes in projected launch date or changes in commercial projections related to products under development.

An amount of $1.3 billion was reclassified from IPR&D to product rights in connection with Austedo®, upon receipt of regulatory approval in the second quarter of 2017. In the third quarter of 2017, an additional amount of $1.7 billion was reclassified from IPR&D to product rights in connection with the regulatory approval of Austedo® for a second indication.